Howard Weil

36TH Annual Energy Conference

April 7, 2008

DRIL-

QUIP®

Forward-Looking Statements

The information furnished in this presentation contains “forward-looking statements” within the meaning of the Federal Securities laws. Forward-looking statements include goals, projections, estimates, expectations, forecasts, plans and objectives, and are based on assumptions, estimates and risk analysis made by management of Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein.

DRIL-

QUIP®

Strong Growth Profile

Pure Play on Rapidly Growing Offshore Market

Significant Operating Leverage to Up-Cycle

Vertically Integrated, Low Cost Manufacturer

Increasing Capacity to Capitalize on the Market

Consistent Track Record of New Product Innovation

Highly Motivated, Experienced Management Team

DRIL-

QUIP®

Selected Highlights

DRIL-

QUIP®

Mudline

Suspension

Systems

Specialty

Connectors

Drill-Quip Europe, Ltd.

Aberdeen,

Scotland

Dril-Quip Inc.

Houston, Texas

1981 1986 1991 1996 2001 2007

Subsea

Wellhead

Systems

Template

Systems

Dril-Quip branch,

Beverwijk, Holland

Platform

Wellheads

and Trees

Gate

Valves

Subsea

Production

Trees

Wellhead

Connectors

TLP and Spar

Subsea Wellhead

Systems

Diverters

Subsea

Tie-Back

Systems

Dril-Quip Asia-Pacific

PTE, Ltd. Singapore

Houston Eldridge

Forge and Heat

Treat facility

constructed

Dril-Quip

Holdings

Pty., Ltd.,

Perth, Australia

Dril-Quip branch,

Stavanger, Norway

Dril-Quip branch,

Esjberg, Denmark

Marine Drilling

Riser Systems

Surface

Wellheads

and Trees

Dril-Quip listed

on New York

Stock Exchange

Dril-Quip do

Brasil, Ltda.

Macae, Brazil

Liner

Hangers

Production

Riser Systems

Subsea Production

Control Systems

Dril-Quip Nigeria, Ltd.

Port Harcourt,

Nigeria

Flowline

Connection

Systems

Manifolds

Dril-Quip Oilfield Services

(Tianjin) Co., Ltd.

Tanggu, China

Dril-Quip Egypt, Ltd.

Cairo, Egypt

Revenue

(Millions)

$500

$400

$300

$250

$200

$150

$100

$50

$0

Strong Global Presence

Worldwide offices located near key demand centers

Eastern Hemisphere Headquarters

Aberdeen, Scotland

World Headquarters

Houston, Texas

Asia-Pacific Headquarters

Singapore

Brazil

Dril-Quip manufacturing,

sales and service

Dril-Quip sales

and/or service

Dril-Quip sales

representatives

DRIL-

QUIP®

Supplier to Key Offshore Operators

Exxon Mobil

WALTER OIL & GAS CORPORATION

STATOIL

bp

MAERSK

bhpbilliton

TOTAL

ConocoPhillips

MURPHY

OIL CORPORATION

Chevron

ATP

OIL & GAS

CORPORATION

BR PETROBRAS

DRIL-

QUIP®

Proven Track Record of Growth

Revenue

($mm)

500

400

300

200

100

0

2003 2004 2005 2006 2007

220

222

341

443

496

Backlog

($mm)

500

400

300

200

100

0

2003 2004 2005 2006 2007

64

127

248

336

429

DRIL-

QUIP®

Proven Track Record of Profitability

Net Income

($mm)

125

100

75

50

25

0

2003 2004 2005 2006 2007

9.0

12.5

32.6

86.9

107.9

Net Income Margin*

(%)

25

20

15

10

5

0

2003 2004 2005 2006 2007

4.1

5.6

9.6

19.6

21.8

*Represents Net Income divided by Revenue

DRIL-

QUIP®

Condensed Consolidated Statements of Income

Year Ended December 31,

(Millions of USD) 2006 2007

Revenues $ 442.7 $ 495.6

Cost and Expenses:

Cost of sales 58.0% 256.7 57.6% 285.3

S, G & A expenses 44.1 49.3

Engineering expenses 19.5 22.6

320.3 357.2

Operating Income 27.6% $ 122.4 27.9% $ 138.4

DRIL-

QUIP®

Condensed Consolidated Balance Sheets

(Millions of USD)

Dec. 31, Dec. 31,

Assets 2006 2007

Current assets $465 $553

Property, plant and equipment, net 130 147

Total assets $595 $700

Liabilities and Stockholders’ Equity

Current liabilities $118 $98

Long-term debt 3 2

Deferred taxes 7 7

Total liabilities 128 107

Stockholders’ equity 467 593

$595 $700

DRIL-

QUIP®

Manufacturing Locations

Houston Eldridge (218 ac. / 886,500 sq.ft)

Houston Hempstead (15 ac. / 175,00 sq.ft.)

Aberdeen (14 ac. / 192,000 sq.ft.)

Singapore (3.4 ac. / 56,140 sq.ft.)

Brazil (10.0 ac. / 35,400 sq.ft.)

DRIL-

QUIP®

Vertically Integrated Manufacturing

Purchase Raw

Materials

Forge

Heat Treat

Rough

Machine

Finishing

Operations

Finishing

Operations

Finishing

Operations

Finishing

Operations

Houston Aberdeen Singapore Brazil

DRIL-

QUIP®

Increasing Manufacturing Capacity

Houston

Adding machines - both new & rebuilt

Increasing forging capability

Adding buildings

Brazil

New buildings under construction

Additional machines being sent from Houston

Singapore

11.2 acres of land has been acquired.

Planned addition of buildings & machines

DRIL-

QUIP®

Houston Eldridge Manufacturing Facility

Houston, Texas

Expansion of Dril-Quip’s

Eldridge manufacturing facility:

1 Finish Machine Expansion

2 Forge/Heat Treat Expansion

3 New Controls Building

4 New Customer Services Building

DRIL-

QUIP®

Forge / Heat Treat

DRIL-

QUIP®

Houston Finish Machine Shop

DRIL-

QUIP®

Brazilian Facilities

New Fabrication

Building

New Assembly

Building

New Finish

Machine

Building

DRIL-

QUIP®

Singapore Facilities

DRIL-

QUIP®

Prior Manufacturing Capacity

Dec. 2006

Machinists 243

Machines 196

Ratio 1.24

Aberdeen 31

Singapore 26

Brazil 3

Houston 136

Machine Locations

DRIL-

QUIP®

Existing Manufacturing Capacity

Dec. 2007

Machinists 278

Machines 202

Ratio 1.38

Aberdeen 31

Singapore 26

Brazil 8

Houston 137

Machine Locations

DRIL-

QUIP®

Planned Manufacturing Capacity

Goals for Dec. 2008

Machinists 318

Machines 231

Ratio 1.38

Aberdeen 34

Singapore 31

Brazil 13

Houston 153

Machine Locations

DRIL-

QUIP®

Planned Manufacturing Capacity

Goals for Dec. 2009

Machinists 392

Machines 280

Ratio 1.40

Aberdeen 35

Singapore 50

Brazil 20

Houston 175

Machine Locations

DRIL-

QUIP®

Future Revenues will be influenced by:

Increased number of machinists

Increased number of machines

Pricing

Product mix

Expanding Markets

DRIL-

QUIP®

Product and Services Summary

100% Internally Developed Products; 16 New Products over 27 Years

Subsea

Equipment

Subsea Wellheads

Mudline Suspensiion

Systems

Specialty Connectors

Tieback Connectors

Subsea Production Trees

Production Risers

Template Systems

Liner Hangers

Subsea Control Systems

Subsea Manifolds

Surface

Equipment

Platform Wellheads

Platform Production

Trees

Services

Reconditioning

Rental Tools

Field Installation

Offshore Rig

Equipment

Wellhead Connectors

Diverters

Drilling Risers

Completion Risers

Existing Products

New Products

DRIL-

QUIP®

Product Utilization / Installations

1 Specialty Connectors

2 Mudline Suspension

3 Surface Wellheads

4 Surface Trees

5 Subsea Wellheads

6 Wellhead Connectors

7 Subsea Trees

8 Completion Riser

9 Drilling Riser

10 Production Riser

11 Diverters

12 Tie-Back Connectors

13 Template Systems

14 Liner Hangers

15 Control Systems

16 Subsea Manifolds

Platform

Jack-Up

FPSO

TLP

Semi

Spar

Drillship

DRIL-

QUIP®

Liner Hangers

DRIL-

QUIP®

Subsea Control Systems

DRIL-

QUIP®

Subsea Manifolds

DRIL-

QUIP®

Fully Integrated Projects

DRIL-

QUIP®

Increased Market Opportunities

New product line expansion significantly

increases the size of markets served

Market

Size

($mm)

6,000

5,500

5,000

4,500

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

$ 2,500 mm

20%+

$ 5,000 mm

10%+

Existing

Products

Existing

and New

Products

Approximate DRQ Market Share Approximate Total Market Size

Source: Management estimates

DRIL-

QUIP®

Growing Markets for Dril-Quip Products

Floaters

(Semis and Drillships)

Mobile

Floating

Rig Fleet

(# Rigs)

250

225

200

175

150

167

46%

Inrease

243

2008 2009 2010 2011 2012

Current Active Rigs = 167

New Builds= +76

Source: ODS-Petrodata_RigBase_26Mar08

DRIL-

QUIP®

Growing Markets for Dril-Quip Products

Jackups

Mobile

Jackup

Rig Fleet

(# Rigs)

450

425

400

375

350

353

24%

Increase

436

2008 2009 2010 2011 2012

Current Active Rigs = 353

New Builds = +83

Source: ODS-Petrodata_RigBase_26Mar08

DRIL-

QUIP®

Growth Strategy

Increase market share - existing and

new products

Continued introduction of new products

Continued expansion of manufacturing

capacity

Pursue large integrated projects

Expand into new geographic areas

DRIL-

QUIP®